UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 15, 2010

BROADWIND ENERGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-31313	88-0409160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 East Chicago Avenue, Suite 332, Naperville, Illinois 60540

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 637-0315

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 15, 2010, the Board of Directors of Broadwind Energy, Inc. (the “Company”) appointed Peter C. Duprey as the Company’s President and Chief Executive Officer (and principal executive officer), each effective December 1, 2010.  Mr. Duprey was also appointed to the Company’s Board of Directors, effective December 1, 2010. Prior to joining the Company, Mr. Duprey served as chief executive officer at Acciona Energy North America from April 2006 through October 2010.  In 2005 and 2006, Mr. Duprey was a partner at Zouk Ventures Ltd., a venture capital fund based in London, England and was the General Manager of Marketing for GE Wind Energy, a division of General Electric Company, from September 2003 through 2005.

In connection with Mr. Duprey’s appointment as the Company’s Chief Executive Officer, he will earn a annualized base salary of $450,000.  Additionally, the Compensation Committee of the Board of Directors granted Mr. Duprey 220,000 stock options and 180,000 restricted stock units, each with a four-year vesting schedule under the Company’s 2007 Equity Incentive Plan.  Mr. Duprey’s annual bonus target will be 100% of his base salary. In addition, Mr. Duprey will receive a signing bonus of $50,000 to be paid by December 31, 2010.

The Employment Agreement of Mr. Duprey (the “Employment Agreement”) (i) provides for a two-year term with automatic renewal for successive one-year periods; (ii) contains certain non-solicitation and non-compete restrictions for a period of 18 months and certain non-disparagement restrictions; and (iii) provides that, upon termination of Mr. Duprey’s employment by the Company without Cause or by Mr. Duprey for Good Reason (each as defined in the Employment Agreement), the Company shall pay to Mr. Duprey (a) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey’s base salary prorated according to the number of days he is employed by the Company during the year of termination; (b) a lump sum severance payment of 18 months’ base salary; and (c) health insurance premiums for up to 18 months.

The Employment Agreement also provides that, upon a Change of Control (as defined in the Employment Agreement) and subsequent termination of Mr. Duprey’s employment by the Company without Cause or by Mr. Duprey for Good Reason, the Company shall pay to Mr. Duprey (i) unpaid base salary, bonus and benefits accrued up to the effective date of termination, or, if there is no unpaid, earned bonus for the year of termination, a bonus payment equal to 100% of Mr. Duprey’s base salary prorated according to the number of days he is employed by the Company during the year of termination; (ii) a lump sum severance payment of 36 months’ base salary; and (c) health insurance premiums for up to 18 months.

In addition, upon a Change of Control, (i) all unvested awards held by Mr. Duprey under the Company’s 2007 Equity Incentive Plan shall become fully vested and, if applicable, immediately exercisable; (ii) each such award, and each already vested award, which is a stock option shall continue to be exercisable for the remainder of its term; and (iii) with respect to any award under the Company’s 2007 Equity Incentive Plan that is subject to the attainment of performance objectives or specified performance criteria, such performance objectives and criteria shall be deemed satisfied at the target level and any performance period shall be deemed to end as of the date of the Change of Control.

In connection with Mr. Duprey’s appointment, on November 15, 2010,  J. Cameron Drecoll, the Company’s Chief Executive Officer since October, 2007, notified the Company that he was resigning from his positions as Chief Executive Officer and director, effective December 1, 2010.   Mr. Drecoll will continue to provide technical advice and transition support under a one-year Consulting Agreement, under which he will receive monthly payments of $10,000 plus reimbursement of expenses related to his consulting services and continuation of certain health benefits.

The foregoing summaries do not purport to be complete and are qualified in their entirety by reference to the Employment Agreement and Consulting Agreement, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and are incorporated herein by reference.

On November 15, 2010, the Company issued a press release regarding the appointment of Mr. Duprey as Chief Executive Officer and the resignation of Mr. Drecoll.  The press release is incorporated herein by reference and is attached hereto as Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995 — that is, statements related to future, not past, events. Forward-looking statements are based on current expectations and include any statement that does not directly relate to a current or historical fact. In this context, forward-looking statements often address our expected future business and financial performance, and often contain words such as “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words. These forward-looking statements involve certain risks and uncertainties that ultimately may not prove to be accurate. Actual results and future events could differ materially from those anticipated in such statements. The Company’s forward looking statements may include or relate to the Company’s plans to grow its business and its expectations regarding its operations and the business of its customers; the sufficiency of the Company’s working capital; and the Company’s expectations regarding the state of the wind energy market generally, as well as the Company’s expectations relating to the economic downturn and the potential impact on its business and the business of its customers. For further discussion of risks and uncertainties, individuals should refer to the Company’s SEC filings. The Company undertakes no obligation and does not intend to update these forward-looking statements to reflect events or circumstances occurring after this Current Report on Form 8-K. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

10.1	Employment Agreement, dated as of November 15, 2010, between Broadwind Energy, Inc. and Peter C. Duprey

10.2	Consulting Agreement, dated as of November 15, 2010, between Broadwind Energy, Inc. and J. Cameron Drecoll

99.1	Press Release dated November 15, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROADWIND ENERGY, INC.

November 15, 2010	By:	/s/ Stephanie K. Kushner
Stephanie K. Kushner
Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Employment Agreement, dated as of November 15, 2010, between Broadwind Energy, Inc. and Peter C. Duprey

10.2	Consulting Agreement, dated as of November 15, 2010, between Broadwind Energy, Inc. and J. Cameron Drecoll

99.1	Press Release dated November 15, 2010